Brumadinho dam failure (Policies)	12 Months Ended
Dec. 31, 2024
Brumadinho Dam Failure
Brumadinho dam failure

A provision is recognized when there is a present obligation as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate about the amount can be made. The initial recognition of a provision is presented as 'Other operating revenues (expenses), net' in the income statement.

Provisions are recognized and subsequently measured at the present value of the estimated expenditures required to settle the Company's obligation. The effect related to the passage of time is presented in the income statement of the respective period as financial results.